Dreyfus Premier

Worldwide Growth

Fund, Inc.

SEMIANNUAL REPORT April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            15   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                             The Fund

                                    Dreyfus Premier Worldwide Growth Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Worldwide Growth Fund, Inc. covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund's sub-investment adviser.

The past six months have been troublesome for the stock market, including international stocks. The MSCI EAFE Index fell 8.11% during the reporting period. However, the worst of the market's decline was concentrated among growth stocks, such as technology stocks, which had reached lofty price levels in 1999 and early 2000. Value-oriented stocks generally declined less severely.

In our view, these divergent results indicate the importance of diversifying among different types of investments and within an asset class. We believe that an individual fund should supplement a well-diversified portfolio and that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We  encourage  you  to contact your financial advisor for more information about
ways   to  refine  your  investment  strategies  in  the  current  environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Worldwide Growth Fund, Inc. perform relative to its benchmark?

For the six-month period ended April 30, 2001, the fund's Class A shares produced a total return of -10.03%, Class B shares returned -10.36%, Class C shares returned -10.33% , Class R shares returned -9.89%, and Class T shares provided a -10.11% total return.(1) In comparison, the fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index, produced a -10.74% total return.(2)

We attribute the fund and market's performance to slower U.S. economic growth and concerns that this weakness may spread overseas. However, because the fund concentrated its investments in the United States and Europe, the fund was able to avoid the brunt of the more severe price declines that took place in Japan and the emerging markets.

What is the fund's investment approach?

The fund invests primarily in large, well-established, multinational growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks in prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

The fund also pursues a "buy-and-hold" investment strategy, which is based on remaining fully invested and on targeting long-term growth rather than short-term profit. In following this strategy we typically buy and sell relatively few stocks during the course of the year, which helps to minimize investors' tax liabilities and reduce the fund' s trad

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

ing costs. During the six-month reporting period, the fund's portfolio turnover rate was 1.68%, well within our goal of an annual portfolio turnover rate below 15% during normal market conditions.

What other factors influenced the fund's performance?

The fund was primarily influenced by slowing economic growth in the United States, which raised concerns among global investors that Europe might be adversely affected by slackening U.S. demand for foreign imports. In the United States, the Federal Reserve Board (the "Fed") responded to widespread recession fears by reducing short-term interest rates four times in early 2001 for a total rate-cut of 2.0 percentage points. Economic analysts reduced their growth projections for the European Union accordingly.

In this environment, the fund allocated its assets approximately 60% to companies based in the United States and about 40% to companies residing in Europe. The fund generally avoided investments in Japan because of that country's failure to emerge from recessionary conditions that have lasted nearly ten years. In addition, we chose not to emphasize investments in the emerging markets because, in our opinion, the risks of participating in such volatile markets currently outweigh the potential rewards.

Consistent with our buy-and-hold approach, the fund's investment portfolio was little changed over the past six months. However, we did add to our position in the energy sector. In response to rising demand for a limited supply of energy, we added to our existing holdings of the large, globally integrated oil companies such as Royal Dutch Petroleum, Exxon Mobil and Chevron. We expect these companies to continue to benefit from energy prices that exceed historical averages, as well as rising worldwide demand for a limited supply of crude oil and natural gas. In addition, we established a new position in AOL Time Warner, the global media and Internet company. We believe that the combination of Time Warner' s media properties and AOL's online subscriber base is likely to produce
abundant    cross-selling    opportunities.


On the other hand, we reduced our holdings of Gillette and Bristol Myers Squibb. Gillette' s earnings have recently been hurt by excess inventories of razor blades and intensified price competition in its Duracell battery division. Our decision to sell Bristol Myers Squibb was based on the delay of an important product launch, which we believe will leave the company vulnerable to upcoming patent expirations.

What is the fund's current strategy?

We continue to follow our long-standing strategy of buying and holding companies that we believe will produce above average earnings growth over the long term. In 2001, with the slowdown in the global economy, we believe that the energy and health care sectors in the United States and Europe are best positioned to produce above average earnings growth. We expect large, integrated energy companies to benefit from a favorable supply-demand balance this year and going forward, while the aging of the baby-boomer generation and ongoing medical advances should continue to fuel growth for pharmaceutical companies. In addition, we believe certain consumer-related stocks -- primarily sellers of food, beverages, tobacco and household staples -- remain attractive in this environment because demand for these companies' products are relatively unaffected during times of economic weakness.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, INCLUDING THE UNITED STATES, CANADA, EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST.

                                                             The Fund



STATEMENT OF INVESTMENTS

April 30, 2001 (Unaudited)



COMMON STOCKS--97.4%                                                                           Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
AUTOMATIVE--1.0%

Ford Motor                                                                                      500,000               14,740,000

BANKING--4.1%

Bank of America                                                                                 168,424                9,431,744

Deutsche Bank, ADR                                                                              250,000               20,343,750

Union Bank of Switzerland                                                                       220,020               33,522,987

                                                                                                                      63,298,481

BASIC MATERIALS--1.6%

Air Liquide, ADR                                                                                825,000               24,750,000

BUILDING & HARDWARE--1.7%

Sony, ADR                                                                                       344,000               26,367,600

CAPITAL GOODS--4.9%

Emerson Electric                                                                                175,000               11,663,750

General Electric                                                                                780,000               37,853,400

Honeywell International                                                                         300,000               14,664,000

Norsk Hydro, ADR                                                                                150,000                6,421,500

Philips Electronics, ADR                                                                        178,480                5,497,184

                                                                                                                      76,099,834

COMMUNICATIONS--5.3%

BellSouth                                                                                       500,000               20,980,000

Brasil Telecom Participacoes, ADR                                                                 6,000                  257,640

Embratel Participacoes, ADR                                                                      30,000                  272,100

SBC Communications                                                                              500,000               20,625,000

Tele Celular Sul Participacoes, ADR                                                               3,000                   58,500

Tele Centro Oeste Celular Participacoes, ADR                                                     10,000                   84,000

Tele Leste Celular Participacoes, ADR                                                               600  (a)              22,800

Tele Nordeste Celular Participacoes, ADR                                                          1,500                   42,600

Tele Norte Celular Participacoes, ADR                                                               600                   15,450

Tele Norte Leste Participacoes, ADR                                                              42,293                  739,282

Telecom Italia, ADR                                                                             200,000               22,050,000

Telecomunicacoes Brasileiras, ADR                                                                75,000                3,843,000

Telefonica de Espana, ADS                                                                        63,127  (a)           3,172,763

Telemig Celular Participacoes, ADR                                                                1,500                   57,000

Telesp Celular Participacoes, ADR                                                                12,000                  201,600

Verizon Communications                                                                          170,000                9,361,900

                                                                                                                      81,783,635


COMMON STOCKS (CONTINUED)                                                                      Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

COMPUTERS--7.8%

Cisco Systems                                                                                 1,080,000  a            18,338,400

EMC                                                                                             300,000  (a)          11,880,000

Hewlett-Packard                                                                                 620,000               17,626,600

International Business Machines                                                                 310,000               35,693,400

McData, Cl. A                                                                                    11,042  (a)             252,089

Microsoft                                                                                       550,000  (a)          37,262,500

                                                                                                                     121,052,989

ELECTRONICS--4.6%

Agilent Technologies                                                                            118,234  (a)           4,612,308

Intel                                                                                         2,150,000               66,456,500

                                                                                                                      71,068,808

ENERGY--10.4%

BP Amoco, ADS                                                                                   725,000               39,208,000

Chevron                                                                                         190,000               18,346,400

Exxon Mobil                                                                                     429,604               38,062,915

Royal Dutch Petroleum, ADR                                                                      550,000               32,741,500

Total, Cl. B, ADS                                                                               437,258               32,750,624

                                                                                                                     161,109,439

FINANCE--6.8%

American Express                                                                                450,000               19,098,000

Citigroup                                                                                       633,333               31,128,317

J.P. Morgan Chase & Co.                                                                         315,000               15,113,700

Merrill Lynch                                                                                   200,000               12,340,000

Societe Eurafrance                                                                              317,260               20,716,253

Zurich Financial Service                                                                         20,000                7,121,833

                                                                                                                     105,518,103

FOOD & DRUGS--1.8%

Walgreen                                                                                        670,000               28,662,600

FOOD, BEVERAGE & TOBACCO--11.0%

Coca-Cola                                                                                       475,000               21,940,250

Diageo, ADR                                                                                     825,000               34,567,500

Groupe Danone, ADR                                                                              700,000               18,200,000

LVHM Moet Hennessy Louis, ADS                                                                 1,375,275               16,847,119

Nestle, ADR                                                                                     240,000               24,870,000

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                      Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FOOD, BEVERAGE & TOBACCO (CONTINUED)

PepsiCo                                                                                         250,000               10,952,500

Philip Morris                                                                                   850,000               42,593,500

                                                                                                                     169,970,869

HEALTH CARE--12.5%

Abbott Laboratories                                                                             325,000               15,073,500

Bristol-Myers Squibb                                                                            300,000               16,800,000

Johnson & Johnson                                                                               325,000               31,356,000

Merck                                                                                           475,000               36,085,750

Novartis, ADR                                                                                    50,000                1,957,500

Pfizer                                                                                        1,425,000               61,702,500

Roche Holdings, ADR                                                                             425,000               30,520,312

                                                                                                                     193,495,562

HOUSEHOLD PRODUCTS-MISC.--3.4%

Estee Lauder, Cl.A                                                                               80,000                3,180,000

L'Oreal, ADR                                                                                  2,500,000               36,406,250

Procter & Gamble                                                                                210,000               12,610,500

                                                                                                                      52,196,750

INSURANCE--6.5%

AssicurazioniI Generalli                                                                        750,000               24,220,005

AXA                                                                                             275,361               32,535,885

Berkshire Hathaway, Cl. A                                                                           325  (a)          22,100,000

Berkshire Hathaway, Cl. B                                                                            28  (a)              63,700

Marsh & McLennan                                                                                220,000               21,216,800

                                                                                                                     100,136,390

MEDIA/ENTERTAINMENT--6.0%

AOL Time Warner                                                                                 400,000  (a)          20,200,000

McDonald's                                                                                      360,000                9,900,000

Viacom, Cl. B                                                                                   300,000  (a)          15,618,000

Vivendi                                                                                         301,875               20,931,898

Vivendi Universal, ADR                                                                          384,000               26,115,840

                                                                                                                      92,765,738

PUBLISHING--3.5%

McGraw-Hill Cos.                                                                                300,000               19,434,000

News Corp, ADR                                                                                   12,000                  460,800

Pearson                                                                                       1,671,944               35,239,826

                                                                                                                      55,134,626


COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL--1.1%

Wal-Mart Stores                                                                                 325,000               16,815,500

TEXTILES-APPAREL--2.3%

Christian Dior                                                                                 850,000                36,465,710

TRANSPORTATION--.5%

United Parcel Service, Cl. B                                                                   131,400                 7,548,930

UTILITIES--.6%

E.On                                                                                            200,000               10,065,572

TOTAL COMMON STOCKS

   (cost $1,253,362,218)                                                                                           1,509,047,136
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.6%                                                                           Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PUBLISHING;

News Corp, ADR

   (cost $16,614,114)                                                                           750,000               24,382,500
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Principal
SHORT-TERM INVESTMENTS--3.2%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

  3.72%,7/26/2001

   (cost $49,328,300)                                                                        49,771,000               49,321,569
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,319,304,632)                                                          102.2%            1,582,751,205

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.2%)             (33,978,388)

NET ASSETS                                                                                       100.0%            1,548,772,817

(A) NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,319,304,632  1,582,751,20

Cash                                                                  2,036,521

Dividends receivable                                                  3,732,159

Receivable for shares of Common Stock subscribed                      1,763,992

Prepaid expenses                                                        100,751

                                                                   1,590,384,628
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         2,133,974

Payable for shares of Common Stock redeemed                          38,790,920

Accrued expenses                                                        686,917

                                                                     41,611,811
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,548,772,817
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    1,291,887,39

Accumulated investment (loss)                                       (3,258,725)

Accumulated net realized gain (loss) on investments and
   foreign currency transactions                                    (3,252,813)

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions--Note 4        263,396,962
--------------------------------------------------------------------------------

NET ASSETS ($)                                                   1,548,772,817

NET ASSET VALUE PER SHARE



                                      Class A                Class B              Class C              Class R              Class T
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                    436,700,545             895,298,676          205,923,352            8,075,215            2,775,02

Shares Outstanding                 12,812,622              27,361,262            6,346,195              237,019               81,91
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                        34.08                  32.72                32.45                34.07                33.88


SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Six Months Ended April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $360,631 foreign taxes withheld at source)     9,645,304

Interest                                                               827,919

TOTAL INCOME                                                        10,473,223

EXPENSES:

Investment advisory fee--Note 3(a)                                   5,978,809

Distribution fees--Note 3(b)                                         4,252,566

Shareholder servicing costs--Note 3(c)                               3,089,279

Custodian fees                                                         206,319

Prospectus and shareholders' reports                                    89,250

Registration fees                                                       40,502

Directors' fees and expenses--Note 3(d)                                 29,199

Professional fees                                                       18,425

Loan commitment fees--Note 2                                             7,092

Miscellaneous                                                           20,507

TOTAL EXPENSES                                                      13,731,948

INVESTMENT (LOSS)                                                  (3,258,725)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions
                                                                     (197,721)

Net unrealized appreciation (depreciation) on investments
   and foreign currency transactions                             (175,763,739)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           (175,961,460)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (179,220,185)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                          April 30, 2001           Year Ended
                                              (Unaudited)     October 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                        (3,258,725)          (5,025,254)

Net realized gain (loss) on investments         (197,721)          (3,192,426)

Net unrealized appreciation (depreciation)
   on investments                           (175,763,739)         118,256,519

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                (179,220,185)         110,038,839
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                       --           (1,347,831)

Class B shares                                       --           (3,044,170)

Class C shares                                       --             (649,869)

Class R shares                                       --              (28,032)

Class T shares                                       --                 (21)

TOTAL DIVIDENDS                                      --          (5,069,923)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                891,057,215      1,365,768,682

Class B shares                                 62,601,998        184,793,114

Class C shares                                 46,161,339         66,130,507

Class R shares                                  1,255,380          3,665,437

Class T shares                                    676,028          2,662,844

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended
                                           April 30, 2001           Year Ended
                                              (Unaudited)     October 31, 2000
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                         --           1,150,945

Class B shares                                         --           2,285,354

Class C shares                                         --             358,895

Class R shares                                         --              28,032

Class T shares                                         --                  21

Cost of shares redeemed:

Class A shares                              (903,453,930)      (1,342,036,088)

Class B shares                               (81,231,065)        (163,934,955)

Class C shares                               (40,186,498)         (52,344,371)

Class R shares                                (1,150,830)          (4,507,272)

Class T shares                                  (161,048)             (54,533)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (24,431,411)          63,966,612

TOTAL INCREASE (DECREASE) IN NET ASSETS     (203,651,596)         168,935,528
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                         1,752,424,413        1,583,488,885

END OF PERIOD                               1,548,772,817        1,752,424,413

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2001           Year Ended
                                              (Unaudited)     October 31, 2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                    26,015,941          35,739,577

Shares issued for dividends reinvested                 --              32,384

Shares redeemed                              (26,316,397)         (35,130,491)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (300,456)             641,470
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                     1,862,076          5,043,911

Shares issued for dividends reinvested                 --             66,282

Shares redeemed                               (2,459,721)         (4,481,454)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (597,645)            628,739
--------------------------------------------------------------------------------

CLASS C

Shares sold                                     1,414,695          1,817,576

Shares issued for dividends reinvested                 --             10,500

Shares redeemed                               (1,248,325)         (1,438,482)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     166,370            389,594
--------------------------------------------------------------------------------

CLASS R

Shares sold                                        36,245             96,507

Shares issued for dividends reinvested                 --                 793

Shares redeemed                                  (33,162)            (117,994)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       3,083             (20,694)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        19,457              69,039

Shares issued for dividends reinvested                 --                   1

Shares redeemed                                   (5,173)              (1,440)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      14,284               67,600

(A) DURING THE PERIOD ENDED APRIL 30, 2001, 256,197 CLASS B SHARES REPRESENTING $8,344,869 WERE AUTOMATICALLY CONVERTED TO 246,259 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2000, 522,982 CLASS B SHARES REPRESENTING $19,244,676 WERE AUTOMATICALLY CONVERTED TO 505,715 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                          Six Months Ended
                                            April 30, 2001                                  Year Ended October 31,
                                                                    ---------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2000          1999          1998          1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               37.88         35.32         29.95         24.46          19.89         16.41

Investment Operations:

Investment income--net                                 .02(a)        .10(a)        .09(a)        .09            .11           .13

Net realized and unrealized
   gain (loss)on investments                         (3.82)         2.57          5.49          5.43           4.69          3.50

Total from
   Investment Operations                             (3.80)         2.67          5.58          5.52           4.80          3.63

Distributions:

Dividends from investment
   income--net                                          --           --           (.10)         (.02)         (.15)         (.14)

Dividends from net realized
   gain on investments                                  --         (.11)          (.11)         (.01)         (.08)         (.01)

Total Distributions                                     --         (.11)          (.21)         (.03)         (.23)         (.15)

Net asset value, end of period                       34.08        37.88          35.32         29.95         24.46         19.89
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                (10.03)(c)     7.58          18.70         22.56         24.39         22.24
-----------------------------------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .58(c)       1.16           1.18          1.20          1.19          1.25

Ratio of net investment income
   to average net assets                              .07(c)        .25            .27           .51           .66           .98

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --           --             --            --           .03           .12

Portfolio Turnover Rate                             1.68(c)        7.10           2.42          5.33          1.20          1.24
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     436,701      496,781        440,513       190,800       108,188        42,098

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)

                                        Six Months Ended
                                          April 30, 2001                                      Year Ended October 31,
                                                                    ---------------------------------------------------------------

CLASS B SHARES                                (Unaudited)           2000          1999          1998          1997           1996
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                             36.50           34.29         29.20         24.01          19.58         16.22

Investment Operations:

Investment income (loss)--net                       (.11)(a)        (.19)(a)      (.15)(a)      (.04)          (.04)(a)       .04

Net realized and unrealized
   gain (loss) on investments                      (3.67)           2.51          5.35          5.24           4.60          3.42

Total from
   Investment Operations                           (3.78)           2.32          5.20          5.20           4.56          3.46

Distributions:

Dividends from investment
   income-net                                         --              --           --            --            (.05)         (.09)

Dividends from net realized
   gain on investments                                --            (.11)        (.11)          (.01)          (.08)         (.01)

Total Distributions                                   --            (.11)        (.11)          (.01)          (.13)         (.10)

Net asset value, end of period                     32.72           36.50        34.29          29.20          24.01         19.58
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                              (10.36)(c)        6.76        17.87          21.66          23.47         21.29
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .97(c)          1.92         1.92           1.95           2.00          2.00

Ratio of net investment income
   (loss) to average net assets                    (.32)(c)         (.51)        (.46)          (.24)          (.17)          .24

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                            --               --          --            --             .03           .12

Portfolio Turnover Rate                            1.68(c)          7.10         2.42           5.33           1.20          1.24
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                   895,299        1,020,578      937,195        543,079        264,375        74,833

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.



                                         Six Months Ended
                                            April 30, 2001                                      Year Ended October 31,
                                                                    ---------------------------------------------------------------

CLASS C SHARES                                 (Unaudited)          2000          1999          1998          1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               36.19         33.99         28.95         23.80          19.51         16.22

Investment Operations:

Investment income (loss)--net                         (.10)(a)      (.18)(a)      (.14)(a)      (.01)          (.06)(a)       .14

Net realized and unrealized
   gain (loss) on investments                        (3.64)         2.49          5.30          5.17           4.57          3.29

Total from
   Investment Operations                             (3.74)         2.31          5.16          5.16           4.51          3.43

Distributions:

Dividends from investment
   income-net                                           --            --          (.01)           --           (.14)         (.13)

Dividends from net realized
   gain on investments                                  --          (.11)         (.11)         (.01)          (.08)         (.01)

Total Distributions                                     --          (.11)         (.12)         (.01)          (.22)         (.14)

Net asset value, end of period                       32.45         36.19         33.99         28.95          23.80         19.51
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                (10.33)(c)      6.79         17.87         21.69          23.36         21.23
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .95(c)        1.90          1.90          1.91           1.99          2.04

Ratio of net investment income
   (loss) to average net assets                      (.30)(c)       (.49)         (.44)         (.21)          (.24)          .19

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --            --            --           --             .03           .11

Portfolio Turnover Rate                             1.68(c)         7.10          2.42          5.33           1.20          1.24
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    205,923        223,671       196,832        80,169         29,845         1,086

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2001                                   Year Ended October 31,
                                                                    ----------------------------------------------------------------

CLASS R SHARES                                 (Unaudited)          2000          1999          1998          1997        1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               37.81         35.14         29.77         24.30          19.74         18.03

Investment Operations:

Investment income--net                                 .08(b)        .21(b)        .12(b)        .20            .22           .03

Net realized and unrealized
   gain (loss) on investments                        (3.82)         2.57          5.52          5.35           4.60          1.69

Total from
   Investment Operations                            (3.74)          2.78          5.64          5.55           4.82          1.72

Distributions:

Dividends from investment
   income-net                                           --            --          (.16)         (.07)         (.18)            --

Dividends from net realized
   gain on investments                                  --          (.11)         (.11)         (.01)         (.08)         (.01)

Total Distributions                                     --          (.11)         (.27)         (.08)         (.26)         (.01)

Net asset value, end of period                      34.07          37.81         35.14         29.77         24.30         19.74
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    (9.89)(c)       7.94         19.03         22.89         24.71          9.51(c)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                .44(c)          .86           .93          .93            .95          .75(c)

Ratio of net investment income
   to average net assets                             .22(c)          .55           .35          .78            .87          .48(c)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --             --           --            --           .04          .07(c)

Portfolio Turnover Rate                            1.68(c)          7.10          2.42         5.33           1.20         1.24
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      8,075          8,844         8,948        1,222            732          155

(A) FROM MARCH 4, 1996 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.



                                                                            Six Months Ended
                                                                              April 30, 2001            Year Ended October 31
                                                                                                        ----------------------

CLASS T SHARES                                                                    (Unaudited)           2000          1999(a)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                    37.70          35.30          33.49

Investment Operations:

Investment (loss)--net                                                                   (.02)(b)       (.07)(b)       (.02)(b)

Net realized and unrealized
   gain (loss) on investments                                                           (3.80)          2.58           1.83

Total from Investment Operations                                                        (3.82)          2.51           1.81

Distributions:

Dividends from net realized gain
   on investments                                                                          --           (.11)           --

Net asset value, end of period                                                          33.88          37.70          35.30
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) C                                                                     (10.11)(d)       7.26           5.29(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                   .72(d)        1.52            .13(d)

Ratio of investment (loss)
   to average net assets                                                                 (.06)(d)       (.20)          (.06)(d)

Portfolio Turnover Rate                                                                  1.68(d)        7.10           2.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   2,775          2,550              1

(A) FROM SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Worldwide Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and shares automatically convert to Class A shares after six years. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

On April 11, 2001, the fund's Board of Directors approved an Agreement and Plan of Reorganization, subject to the approval of shareholders of the Dreyfus Global Growth Fund providing for the fund to aquire net assets of Dreyfus Global Growth Fund in exchange for shares of common stock of the fund.

The  fund' s  financial  statements  are  prepared in accordance with accounting
principles    generally    accepted    in    the    United    States,    which

may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from
                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The  fund  has  an  unused  capital  loss  carryover of approximately $3,055,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not
applied,    the    carryover    expires    in    fiscal    2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the Facility.


NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus has agreed to pay Sarofim a monthly sub-investment advisory fee, computed at the following annual rates:

                                             Annual Fee as a Percentage of

Total Net Assets                               Average Daily Net Assets

0 to $25 million. . . . . . . . . . . .                .11 of 1%

$25 million up to $75 million . . . . .                .18 of 1%

$75 million up to $200 million. . . . .                .22 of 1%

$200 million up to $300 million . . . .                .26 of 1%

In excess of $300 million . . . . . . .               .275 of 1%

The Distributor retained $16,264 during the period ended April 30, 2001 from commissions earned on sales of the fund's shares.

(b) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at the following annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2001, Class B, Class C and Class T shares were charged $3,471,453, $777,834 and $3,279 respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor, at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and
other    information,    and    services
                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30,
2001, Class A, Class B, Class C and Class T shares were charged $563,011, $1,157,151, $259,278 and $3,279, respectively, pursuant to the Shareholder
Services    Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $576,612 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(e) During the period ended April 30, 2001, the fund incurred total brokerage commissions of $79,626 of which $3,000 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to $39,452,946 and $26,671,087, respectively.

At April 30, 2001, accumulated net unrealized appreciation on investments was $263,446,573, consisting of $310,668,312 gross unrealized appreciation and $47,221,739 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier Worldwide Growth Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.
                        Two Houston Center,
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                       Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  070SA0401